                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)      JANUARY 13, 2005
                                                     ---------------------------

                                W. R. GRACE & CO.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         1-13953                                          65-0773649
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(Commission File Number)                       (IRS Employer Identification No.)

            7500 GRACE DRIVE
           COLUMBIA, MARYLAND                                       21044
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (410) 531-4000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 7.01.        Regulation FD Disclosure.

                  On January 13, 2005, W. R. Grace & Co. filed an amended plan of reorganization, disclosure statement and related documents (the "Plan
Documents") with the Delaware Bankruptcy Court. The Plan Documents address many of the objections raised by creditors and other interested parties to the plan filed on November 13, 2004. The Official Committee of Unsecured Creditors and
the Official Committee of Equity Holders have agreed to be joint proponents of the amended plan; however, the committees representing asbestos claimants do not support the amended plan. A hearing on the amended disclosure statement is scheduled for January 21, 2005. Copies of the Plan Documents may be obtained through the Delaware Bankruptcy Court.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                           W. R. GRACE & CO.
                                                     ---------------------------
                                                             (Registrant)

                                                      By /s/ Mark A. Shelnitz
                                                         -----------------------
                                                             Mark A. Shelnitz
                                                                Secretary

Dated: January 14, 2005